UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

Boeing Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-10795	95-2564584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Naches Ave. SW, 3rd Floor Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

(425) 965-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On January 24, 2013, The Boeing Company (“Boeing”) and Boeing Capital Corporation (“BCC”) notified the Lenders party to the 364-Day Credit Agreement dated as of November 10, 2011 between Boeing, the lenders parties thereto, JPMorgan Chase Bank, N.A., as syndication agent, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as joint lead arrangers and joint book managers, and Citibank, N.A., as Agent for such lenders (as extended on October 15, 2012 and as amended or modified from time to time, the “364-Day Credit Agreement”) that as of such date the status of BCC as a Subsidiary Borrower under the 364-Day Credit Agreement is revoked.

On January 24, 2013, Boeing and BCC notified the Lenders party to the 5-Year Credit Agreement dated as of November 10, 2011 between Boeing, the lenders parties thereto, JPMorgan Chase Bank, N.A., as syndication agent, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as joint lead arrangers and joint book managers, and Citibank, N.A., as Agent for such lenders (as extended on October 15, 2012 and as amended or modified from time to time, the “5-Year Credit Agreement”) that as of such date the status of BCC as a Subsidiary Borrower under the 5-Year Credit Agreement is revoked.

In addition, on January 24, 2013, Boeing and BCC terminated their letter agreement dated as of November 10, 2011 in which Boeing, among other things, gave BCC exclusive access to $750 million of the revolving credit line under each of the 364-Day Credit Agreement and $750 million of the revolving credit line under the 5-Year Credit Agreement.

The agreement terminating the letter agreement between Boeing and BCC is filed as an exhibit to this report.

These changes were made in conjunction with Boeing’s announcement on January 23, 2013 that BCC intends to suspend its separate Securities and Exchange Commission (“SEC”) reporting, while Boeing will continue to report BCC as a segment in Boeing’s SEC reports.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

99.1	Letter Agreement, dated January 24, 2013 between The Boeing Company and Boeing Capital Corporation terminating letter agreement dated November 10, 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation

	By:	/s/ Kelvin E. Council
Kelvin E. Council
January 24, 2013		Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter Agreement, dated January 24, 2013 between The Boeing Company and Boeing Capital Corporation terminating letter agreement dated November 10, 2011